                                                                EXHIBIT 10.1b(4)

                    FOURTH AMENDMENT TO CREDIT AGREEMENT


            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of December 21, 1999, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").


                                  RECITALS:

            WHEREAS the Borrower, certain lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998 and by the Second Amendment to Credit Agreement, dated as of March 15, 1999, and the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

            WHEREAS, the Borrower has requested the Lenders to effect certain amendments and waivers to the Credit Agreement and the Required Lenders are willing to do so to the extent provided herein;

            WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

            Section 1. Amendment to Section 6.03(h) of the Credit Agreement. Section 6.03(h) of the Credit Agreement is hereby amended by changing the words "Unsecured Indebtedness of the Borrower to SDI in an aggregate principal amount not exceeding $25,000,000 at any time outstanding" to read "Unsecured Indebtedness of the Borrower to SDI in an aggregate principal amount not exceeding $55,000,000 at any time outstanding".

            Section 2. Directions to Agent. The Required Lenders hereby direct the Agent to execute and deliver this Agreement.

            Section 3. Miscellaneous. (a) This Agreement shall become effective, as of its date, upon (i) the execution and delivery hereof by the Required Lenders, the Borrower and the Agent and (ii) the delivery to the Agent of a fully executed copy of an SDI Subordination Agreement in the form of Exhibit GG to the Credit Agreement (or an amendment to the existing SDI Subordination Agreement in such form) covering the full amount of the $55 million referred to in Section 1 above, to which there has been attached a copy of a Subordinated Promissory Note in the principal amount of $55 million delivered by IDI to SDI in the form of Exhibit FF attached to the Third Amendment to the Credit Agreement.

            (b) The Credit Agreement, as amended or modified by this Agreement, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Agreement.

            (c) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

            (d) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

                                       IRON DYNAMICS, INC.



                                       By /s/ Tracy L. Shellabarger
                                          ----------------------------
                                       Title:



                                       MELLON BANK, N.A., as Lender,
                                         as Issuing Bank and as Agent


                                       By /s/
                                          ----------------------------
                                       Title:



                                       KREDITANSTALT FUR WIEDERAUFBAU



                                       By /s/
                                          ----------------------------
                                       Title:

                                       By /s/
                                          ----------------------------
                                       Title:



                                       COMERICA BANK



                                       By /s/
                                          ----------------------------
                                       Title:



                                       NATIONAL CITY BANK, INDIANA



                                       By /s/
                                          ----------------------------
                                       Title:

                                       NATIONAL CITY BANK, INDIANA, f/n/a
                                       FORT WAYNE NATIONAL BANK



                                       By /s/
                                          ----------------------------
                                       Title:



                                       LASALLE BANK NATIONAL
                                           ASSOCIATION



                                       By /s/
                                          ----------------------------
                                       Title:

                         [BARRETT & MCNAGNY LETTERHEAD]

March 29, 2000

VIA EDGAR

Securities & Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

RE:         Steel Dynamics, Inc.
            Annual Report on Form 10-K
            (Securities Exchange Act of 1934 - Commission file #0-21719)

Gentlemen/Ladies:

Transmitting herewith via EDGAR is the Form 10-K Annual Report of Steel Dynamics, Inc. If there are any questions please contact the undersigned at 219-423-8905.

Sincerely,

Barrett & McNagny

/S/ ROBERT S. WALTERS

Robert S. Walters